Business developments (Details)	6 Months Ended
Jun. 30, 2023
Acquisition by UBS [Member]
Business development, Description	Acquisition by UBS On June 12, 2023, the acquisition of Credit Suisse Group AG (the former parent company of Credit Suisse AG) by UBS Group AG (UBS) was consummated. The acquisition of Credit Suisse Group AG resulted in changes that had significant impacts on Credit Suisse’s US GAAP results in 6M23. These acquisition-related effects included fair valuation adjustments, impairments of internally developed software, integration costs, acquisition-related compensation expenses, the write-down of intangible assets and other acquisition-related adjustments. The acquisition resulted in changes in exit strategies and principal markets as well as changes of intent in connection with UBS’s plans for underlying positions or portfolios. The effect of these changes were fair valuation adjustments of CHF 2.2 billion in 6M23, including from asset reclassifications to held-for-sale and certain specific equity impairments. As a result of the acquisition, a detailed review of internally developed software applications and an assessment of their fair value has been performed reflecting the usability and useful life for UBS. Following this assessment, which included a number of applications that were found to be overlapping with UBS systems, an impairment of CHF 1.8 billion was recorded in 6M23. 6M23 was further impacted by certain compensation-related developments in connection with the acquisition. Credit Suisse recorded integration costs, which are defined as expenses that are temporary, incremental and directly related to the integration of UBS and Credit Suisse, of CHF 0.3 billion. The integration costs primarily related to compensation costs of internal staff and contractors substantially dedicated to integration activities and certain retention awards granted during the period. As a result of the alignment of certain Credit Suisse processes to those of UBS, including the variable incentive framework, acquisition-related compensation expenses were CHF 0.2 billion.
Litigation provisions [Member]
Business development, Description	Litigation provisions In 6M23, net litigation provisions of CHF 1.5 billion were recorded, mainly related to developments including settlements and new information in a number of previously disclosed legal matters. > Refer to “Note 25 - Litigation” for further information.
Goodwill impairment [Member]
Business development, Description	Goodwill impairment Credit Suisse reported goodwill impairment charges of CHF 2.3 billion in 6M23, mostly recognized in Wealth Management and Asset Management. > Refer to “Note 14 - Goodwill” for further information.
Compensation matters [Member]
Business development, Description	Compensation On April 5, 2023, the Swiss Federal Council instructed the Swiss Federal Department of Finance to cancel or reduce the outstanding variable remuneration for the top three levels of management at Credit Suisse. Under US GAAP accounting guidance, the nature of such a cancellation of deferred compensation required an acceleration of deferred compensation expense in 6M23 for the outstanding share-based portion of the compensation awards, with a corresponding credit to shareholders’ equity, and for the smaller impact from the cancellation of cash-based awards, a credit to the income statement for previously accrued expenses. The net impact of these cancellations and reductions of variable remuneration on Credit Suisse’s compensation expenses in 6M23 was CHF 90 million. Furthermore, 6M23 included the cancellation of the prior-year contingent capital awards (CCA) resulting in a credit of CHF 408 million recognized in deferred compensation.
AT1-Write Down [Member]
Business development, Description	Write-down of additional tier 1 capital notes In March 2023, FINMA ordered that former Credit Suisse Group’s outstanding amount of additional tier 1 capital notes of nominal value of approximately CHF 16 billion and a fair value of approximately CHF 15 billion be written down to zero. At the Credit Suisse level, this led to a corresponding gain in 6M23 of CHF 14.1 billion recognized in other revenues.
Liquidity matters [Member]
Business development, Description	Liquidity developments Following the completion of the acquisition by UBS, Credit Suisse became part of the overall UBS liquidity and funding management. Credit Suisse now leverages the market access of UBS and engages in secured and unsecured intercompany transactions to facilitate funding between entities. After the deposit outflows experienced in the first half of 6M23, Credit Suisse saw deposit inflows of CHF 15 billion in the second half of 6M23. The SNB granted Credit Suisse access to liquidity facilities, including Emergency Liquidity Assistance (ELA), Emergency Liquidity Assistance Plus (ELA+) and the Public Liquidity Backstop (PLB), which has provided liquidity support to Credit Suisse, a portion of which was supported by default guarantees provided by the Swiss government. The liquidity situation and the ability to transfer funding between the UBS and Credit Suisse entities have allowed Credit Suisse to continue to repay the various liquidity facilities. All loans under the PLB were fully repaid by Credit Suisse as of the end of May 2023. As of June 30, 2023, the net amount of borrowings under the liquidity facilities was CHF 63 billion, which consisted of CHF 38 billion under ELA, fully collateralized by Swiss mortgages, and CHF 25 billion under ELA+. Credit Suisse AG fully repaid the ELA+ loans as of August 10, 2023. Credit Suisse AG is reliant on funding from UBS Group AG, which has provided a letter of support that confirms its intent to keep Credit Suisse AG in good standing and in compliance with its regulatory capital, liquidity requirements and debt covenants and to fully support its operating, investing and financing activities through at least September 30, 2024.
AuM-Net asset outflows [Member]
Business development, Description	Outflows in assets under management At the Credit Suisse level, net asset outflows in 6M23 were CHF 100 billion or 8% of assets under management as of the end of 2022. Net assets outflows slowed considerably following the March announcement of the acquisition by UBS. In the second half of 6M23, net asset outflows were CHF 39 billion.
Sale of business [Member]
Business development, Description	Securitized Products Group In 6M23, Credit Suisse completed the sale of a significant part of SPG to entities and funds managed by affiliates of Apollo. In connection with the initial closing of this transaction, Credit Suisse and Apollo entered into various ancillary agreements related to the transaction, including an investment management agreement, certain financing arrangements and a transition services agreement. In the first half of 6M23, Credit Suisse recognized a pre-tax gain of USD 0.8 billion as a result of the Apollo transaction. This gain was partially offset by losses on the valuation of certain financing arrangements associated with the Apollo transaction in the second half of 6M23.
Contract termination [Member]
Business development, Description	CS First Boston In April 2023, Credit Suisse Group AG and M. Klein & Co LLC mutually agreed to terminate the acquisition of The Klein Group, LLC (i.e., the investment banking business of M. Klein & Co. LLC) by Credit Suisse Group AG considering UBS’s acquisition of Credit Suisse Group AG.